Exhibit 99.1  Press Release




[CCBG LOGO]                                          For Information Contact:
Corporate Headquarters                                     J. Kimbrough Davis
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer
                                                                 850-671-0610

                                                                 News Release
                                       For Immediate Release January 27, 2005

                   CAPITAL CITY BANK GROUP, INC. REPORTS
                               2004 EARNINGS
                    OF $2.18 PER DILUTED SHARE, UP 14.7%


HIGHLIGHTS

* 2004 earnings of $29.4 million, or $2.18 per diluted share, represent increases of 16.7% and 14.7%, over 2003. Fourth quarter 2004 earnings of $7.3 million, or $.51 per diluted share, represent increases of 19.1% and 10.9%, respectively over the fourth quarter of 2003. Earnings in 2004 include a one-time, after-tax gain of $4.2 million, or $.32 per diluted share, recognized in the third quarter on the sale of Capital City Bank's credit card portfolio.

* For the year and fourth quarter, the net interest margin declined 13 basis points to 4.88% and 10 basis points to 4.75%, respectively, over the comparable periods in 2003. The reduction in margin was driven by the low interest rate environment and the fourth quarter integration of Farmers and Merchants Bank. Strong loan growth and an improved deposit mix, however, had a positive impact, which helped to mitigate the overall decline.

* Credit costs during 2004 were lower due to continued strong credit quality as evidenced by a nonperforming asset ratio of .29% and a net charge-off ratio of .22%.

*  Completed acquisition of Farmers and Merchants Bank on October 15, 2004.

*  Well capitalized with a Tier 1 capital ratio of 11.4%.



EARNINGS HIGHLIGHTS

                                                         Three Months Ended           Twelve Months Ended
                                                  --------------------------------    --------------------
                                                  Dec. 31,    Sept. 30,   Dec. 31,    Dec. 31,   Dec. 31,
(Dollars in thousands, except per share data)       2004        2004        2003        2004       2003
----------------------------------------------------------------------------------------------------------
EARNINGS
Net Income                                        $ 7,262      10,819       6,096      29,371      25,193
Diluted Earnings Per Common Share                    0.51        0.82        0.46        2.18        1.90
----------------------------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                            11.61%      19.81       11.98       13.31       12.82
Return on Average Assets                             1.24        2.22        1.33        1.46        1.40
Net Interest Margin                                  4.75        4.94        4.85        4.88        5.01
Noninterest Income as % of Operating Revenue        32.91       45.47       35.03       37.00       34.40
Efficiency Ratio                                    63.85       52.60       64.58       61.56       62.01
----------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                11.44%      11.81       12.88       11.44       12.88
Total Capital Ratio                                 12.33       12.62       13.79       12.33       13.79
Leverage Ratio                                       8.79        9.17        9.51        8.79        9.51
Equity to Assets                                    10.86       11.22       10.98       10.86       10.98


                                              1

                                                         Three Months Ended           Twelve Months Ended
                                                  --------------------------------    --------------------
                                                  Dec. 31,    Sept. 30,   Dec. 31,    Dec. 31,   Dec. 31,
(Dollars in thousands, except per share data)       2004        2004        2003        2004       2003
----------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans             345.18%     261.91      529.80      345.18      529.80
Allowance as a % of Loans                            0.88        0.80        0.93        0.88        0.93
Net Charge-Offs as % of Average Loans                0.22        0.22        0.25        0.22        0.27
Nonperforming Assets as % of Loans and ORE           0.29        0.36        0.54        0.29        0.54
----------------------------------------------------------------------------------------------------------STOCK PERFORMANCE
High                                              $ 45.98       41.20       46.83       45.98       46.83
Low                                                 37.71       33.33       36.62       33.33       26.81
Close                                               41.80       38.71       45.99       41.80       45.99
Average Daily Trading Volume                       11,940      10,452      10,586      10,761      11,175
----------------------------------------------------------------------------------------------------------




Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the year ended 2004 totaling $29.4 million, or $2.18 per diluted share. This compares to $25.2 million, or $1.90 per diluted share in 2003, an increase of 16.7% and 14.7%, respectively. Core earnings (reported earnings excluding the one-time gain on sale of the credit card portfolio in the third quarter) for the year ended 2004 of $25.2 million were comparable to 2003 earnings. Core earnings per diluted share for the year ended 2004 was $1.87, a decrease of 1.6% from 2003. For the fourth quarter of 2004, earnings totaled $7.3 million, or $.51 per diluted share. This compares to $6.1 million, or $.46 per diluted share for the fourth quarter of 2003, increases of 19.1% and 10.9%, respectively. For the year 2004, the Return on Average Assets was 1.46% and the Return on Average Equity was 13.31%, compared to 1.40% and 12.82%, respectively, for 2003.

Core earnings performance for 2004 was positively impacted by favorable variances in net interest income of $6.1 million, loan loss provision of $1.3 million, and noninterest income of $1.4 million, but these gains were offset by higher operating expenses of $9.5 million reflecting higher compensation and occupancy costs (primarily attributable to newly acquired offices), and professional fees paid for Sarbanes-Oxley Section 404 compliance efforts.

William G. Smith, Jr., Chairman, President and CEO of Capital City Bank Group, said, "Capital City Bank accomplished our objectives in 2004. As we continue toward our goal of $50 million in earnings by 2010, we made significant progress, thanks to the completion of two successful acquisitions
- Quincy State Bank and Farmers and Merchants Bank of Dublin. We also implemented key strategic objectives, from the sale of our credit card portfolio to implementing several new profit initiatives, that we believe will strengthen our position of being a super-community bank in the relationship banking business."

Net interest income in 2004 grew $6.1 million, or 7.6% over 2003 due to higher interest income driven by earning asset growth, and an improved deposit mix, partially offset by declining asset yields primarily attributable to earning asset repricing. The full year net interest margin of 4.88% declined 13 basis points from the comparable period in 2003 reflective of an 18 basis point decline in earning asset yield offset by a 5 basis point decline in the cost of funds. The reduction in yield is primarily attributable to the low level of interest rates during the year, which affected both new loan production and assets subject to repricing.

Provision for loan losses for the year totaled $2.1 million compared to $3.4 million in 2003. The lower provision is reflective of a reduction in the overall risk of the portfolio due to the sale of the Bank's credit card portfolio, which previously accounted for approximately one-third of total net charge-offs. Net charge-offs totaled $3.4 million, or .22% of average loans for the year compared to $3.5 million, or .27% for 2003. At year-end, the allowance for loan losses was .88% of outstanding loans and provided coverage of 345% of nonperforming loans.

Noninterest income increased $8.6 million, or 20.5%, over 2003 due primarily to the $6.9 million one-time gain on the sale of the Bank's credit card portfolio recognized in the third quarter. Gains were also realized in deposit service fees, data processing fees, asset management fees, and merchant fees that were partially offset by a decline in mortgage banking
revenues.   The increase in deposit fees was driven by higher

NSF/OD fees, partially attributable to a change in fee structure.
Improvement in asset management fees reflects the acquisition of trust accounts from Synovus Trust Company in connection with the Quincy State Bank acquisition during the first quarter, growth in new business, and increased fee revenues from managed accounts due to improved asset returns. Data processing fees improved due to growth in processing volume for state contracts and user banks. Merchant fees also improved due to increased processing volume. Mortgage banking revenues declined from 2003 due to lower production that was affected by a general slow-down in residential lending markets.

Noninterest expense grew by $9.5 million, or 11.9%, over 2003. Higher expense for compensation, occupancy, professional fees, advertising, and intangibles were the primary reasons for the increase. The increase in compensation is primarily due to higher expense for associate salaries that is reflective of normal merit raises and the integration of two acquisitions during the year. The increase in occupancy was driven primarily by higher expense for utilities, property taxes, depreciation, and premises rental attributable to the increase in banking offices. The increase in professional fees is reflective of the cost of Sarbanes-Oxley Section 404 compliance and testing work. Advertising expense was higher due to an increased level of marketing initiatives aimed at supporting two new acquisitions during the year and an increased level of product and market support activities. The increase in intangibles amortization reflects the addition of intangibles associated with the two acquisitions closed in 2004.

Average earning assets increased $429.8 million, or 26.3%, in the fourth quarter of 2004 over the comparable period in 2003. The increase in earning assets was primarily attributable to a $450.1 million, or 33.9% increase, in average loans generated from growth in existing markets ($165.9 million) and in loans acquired from Quincy State Bank ($72.5 million) and Farmers and Merchants Bank of Dublin ($211.7 million).

Nonperforming assets totaled $5.3 million, or .29%, of total loans and other real estate at year-end. This compares to .36% for the third quarter of 2004, and .54% for the year ended 2003. Asset quality continues to be strong and a key driver in bank performance and growth.

Average total deposits increased $402.5 million, or 27.7%, from the fourth quarter of 2003 reflecting the addition of deposits acquired from Quincy State Bank ($84.1 million) and Farmers and Merchants Bank of Dublin ($260.2 million), and growth in existing markets ($58.2 million). The deposit mix for the fourth quarter improved slightly as noninterest bearing deposits made up 30.0% of total deposits compared to 29.0% in 2003.

The Company ended the fourth quarter with approximately $60.6 million in average net overnight funds as compared to $115.6 million in the fourth quarter of 2003. The decrease reflects the funding of loan growth, repayment of Federal Home Loan Bank advances, and the use of cash to fund the acquisition of Quincy State Bank.

About Capital City Bank Group, Inc.
Capital City Bank Group, Inc. is a $2.4 billion financial services company headquartered in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, bankcards, data processing, and securities brokerage services. Founded in 1895, Capital City Bank has 60 banking offices, five mortgage lending offices, 75 ATMs, and 11 Bank 'N Shop locations in Florida, Georgia and Alabama. For more information about Capital City Bank Group, Inc. visit us on the Web at http://www.ccbg.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2003, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
-----------------------------------------------------------------------------------------------------------------------------
                                                                        2004                       2003   Twelve Months Ended
                                                     -----------------------------------------   --------       Dec. 31,
                                                       Fourth     Third     Second      First     Fourth  -------------------
(Dollars in thousands, except per share data)         Quarter    Quarter    Quarter    Quarter    Quarter    2004     2003
-----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                           $ 28,097     23,316     22,922     21,272     21,398    95,607   87,434
Interest on Investment Securities                       1,485      1,197      1,227      1,176      1,350     5,085    6,135
Interest on Funds Sold                                    348        147        116        222        274       833    1,261
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Income                             29,930     24,660     24,265     22,670     23,022   101,525   94,830
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                    4,102      2,434      2,385      2,394      2,558    11,315   11,567
Interest on Short-term Borrowings                         402        332        249        287        319     1,270    1,270
Interest on Subordinate Debentures                        294          -          -          -                  294        -
Interest on Long-term Debt                                836        642        587        497        462     2,562    2,002
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Expense                             5,634      3,408      3,221      3,178      3,339    15,441   14,839
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                    24,296     21,252     21,044     19,492     19,683    86,084   79,991
Provision for Loan Losses                                 300        300        580        961        850     2,141    3,436
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses    23,996     20,952     20,464     18,531     18,833    83,943   76,555
============================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                  4,716      4,487      4,427      3,944      4,155    17,574   16,319
Data Processing Revenue                                   640        652        703        633        656     2,628    2,403
Asset Management Fees                                   1,281      1,035        950        741        735     4,007    2,650
Mortgage Banking Revenue                                  722        806        986        694      1,140     3,208    6,090
Gain on Sale of Credit Cards                              324      6,857          -          -          -     7,181        -
Other                                                   4,237      3,884      3,965      3,869      3,928    15,955   14,477
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                          11,920     17,721     11,031      9,881     10,614    50,553   41,939
============================================================================================================================
NONINTEREST EXPENSE
Compensation                                           11,830     10,966     10,809     10,740     10,016    44,345   40,462
Premises                                                1,880      1,828      1,749      1,617      1,504     7,074    5,972
FF&E                                                    2,179      2,174      1,977      2,063      2,123     8,393    7,840
Intangible Amortization                                 1.151        921        926        826        810     3,824    3,241
Other                                                   7,877      5,744      6,140      5,829      6,140    25,590   22,206
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                         24,917     21,633     21,601     21,075     20,593    89,226   79,721
============================================================================================================================

OPERATING PROFIT                                       10,999     17,040      9,894      7,337      8,854    45,270   38,773
Provision for Income Taxes                              3,737      6,221      3,451      2,490      2,758    15,899   13,580
----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           $  7,262     10,819      6,443      4,847      6,096    29,371   25,193
============================================================================================================================
PER SHARE DATA
Basic Earnings                                       $   0.51       0.82       0.48       0.37       0.47      2.18     1.91
Diluted Earnings                                         0.51       0.82       0.48       0.37       0.46      2.18     1.90
Cash Dividends                                       $  0.190      0.180      0.180      0.180      0.180     0.730    0.656
AVERAGE SHARES
Basic                                                  13,955     13,283     13,274     13,262     13,223    13,444   13,222
Diluted                                                13,961     13,287     13,277     13,286     13,265    13,448   13,251
============================================================================================================================

                                                             4



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
----------------------------------------------------------------------------------------------------------------
                                                                           2004                          2003
                                                     ----------------------------------------------   ----------
                                                       Fourth       Third      Second       First       Fourth
(Dollars in thousands, except per share data)          Quarter     Quarter     Quarter     Quarter      Quarter
----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                              $   87,039      90,458      97,154      93,427      93,140
Funds Sold                                               74,506      47,352     107,399      90,469     125,452
----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                    161,545     137,810     204,553     183,896     218,592

Investment Securities, Available-for-Sale               210,240     156,675     183,732     188,763     181,734
Loans, Net of Unearned
  Commercial & Industrial                               206,474     187,862     187,530     185,237     160,048
  Real Estate Construction                              140,190     119,248     108,422      96,285      89,149
  Real Estate Mortgage                                  655,426     473,874     466,437     449,677     391,250
  Real Estate Residential                               425,765     375,109     348,917     340,729     331,452
  Real Estate Home Equity                               150,061     145,408     133,729     119,496     116,810
  Consumer                                              222,207     212,847     216,553     216,094     202,167
  Credit Card                                                41         170      22,636      22,713      23,987
  Other Loans                                            24,549      21,530      32,572      30,988      19,528
  Overdrafts                                              4,112       4,602       4,701       4,585       7,241
----------------------------------------------------------------------------------------------------------------
    Total Loans, Net of Unearned                      1,828,825   1,540,650   1,521,497   1,465,804   1,341,632
  Allowance for Loan Losses                             (16,037)    (12,328)    (13,657)    (13,720)    (12,429)
----------------------------------------------------------------------------------------------------------------
    Loans, Net                                        1,812,788   1,528,322   1,507,840   1,452,084   1,329,203

Premises and Equipment                                   58,963      56,281      56,263      56,394      54,011
Intangible Assets                                        80,305      39,720      40,608      41,512      25,792
Other Assets                                             40,172      32,985      33,834      34,604      37,170
----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                 179,440     128,986     130,705     132,510     116,973
----------------------------------------------------------------------------------------------------------------
Total Assets                                         $2,364,013   1,951,793   2,026,830   1,957,253   1,846,502
================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                       $  566,991     518,352     520,118     482,703     455,550
  NOW Accounts                                          338,932     285,851     320,460     294,726     276,934
  Money Market Accounts                                 270,095     209,262     214,815     222,298     207,934
  Regular Savings Accounts                              147,348     129,461     130,822     128,767     110,834
  Certificates of Deposit                               571,520     427,621     426,521     443,172     422,953
----------------------------------------------------------------------------------------------------------------
     Total Deposits                                   1,894,886   1,570,547   1,612,736   1,571,666   1,474,205

Short-Term Borrowings                                    96,014      76,216     127,012     112,343     108,184
Subordinate Debentures                                   30,928           -           -           -           -
Long-Term Debt                                           68,453      62,930      58,427      49,950      46,475
Other Liabilities                                        16,932      23,031      18,934      16,366      14,829
----------------------------------------------------------------------------------------------------------------
Total Liabilities                                     2,107,213   1,732,724   1,817,109   1,750,325   1,643,693
----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                142         133         133         132         132
Additional Paid-in-Capital                               52,363      18,411      17,922      17,788      16,157
Retained Earnings                                       204,648     200,073     191,645     187,592     185,134
Accumulated Other Comprehensive Income                     (353)        452          21       1,416       1,386
----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                               256,800     219,069     209,721     206,928     202,809
----------------------------------------------------------------------------------------------------------------
Total Liabilities and Owners' Equity                 $2,364,013   1,951,793   2,026,830   1,957,253   1,846,502
================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                       $2,113,571   1,744,677   1,812,628   1,745,036   1,648,818
Intangible Assets
  Goodwill                                               54,341      19,657      19,656      19,633       6,680
  Deposit Base                                           23,778      18,897      19,786      20,683      19,112
  Other                                                   2,186       1,166       1,166       1,196           -
Interest Bearing Liabilities                          1,523,290   1,191,341   1,278,057   1,251,256   1,173,314
----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                         $    18.13       16.48       15.80       15.54       15.27
Tangible Book Value Per Diluted Share                     12.46       13.50       12.74       12.43       13.33
----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                          14,155      13,285      13,275      13,273      13,236
Actual Diluted Shares Outstanding                        14,161      13,289      13,277      13,312      13,280
================================================================================================================

                                                           5


CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
----------------------------------------------------------------------------------------------------------------
                                                                           2004                         2003
                                                     ---------------------------------------------   -----------
                                                       Fourth       Third      Second       First      Fourth
(Dollars in thousands, except per share data)          Quarter     Quarter     Quarter     Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                         $12,328      13,657      13,720      12,429      12,424
Acquired Reserves                                        4,400           0           6       1,307           0
Reserve Reversal - Credit Card                               0        -800           0           0           0
Provision for Loan Losses                                  300         300         580         961         850
Net Charge-Offs                                            991         829         649         977         845
-----------------------------------------------------------------------------------------------------------------
Balance at End of Period                               $16,037      12,328      13,657      13,720      12,429
=================================================================================================================
As a % of Loans                                           0.88%       0.80        0.90        0.94        0.93
As a % of Nonperforming Loans                           345.18      261.91      452.82      717.20      529.80
As a % of Nonperforming Assets                          304.25      220.10      334.73      459.63      170.24
=================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                 $   234         187         286         167          46
Real Estate - Construction                                   0           0           0           0           0
Real Estate - Mortgage                                       9           0           0          39           0
Real Estate - Residential                                   78          19          11          83          58
Consumer                                                 1.015         998         885       1,047       1,054
-----------------------------------------------------------------------------------------------------------------
Total Charge-Offs                                      $ 1,336       1,204       1,182       1,336       1,158
=================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                 $    34          10          24          12          13
Real Estate - Construction                                   0           0           0           0           0
Real Estate - Mortgage                                       0          14           0           0           0
Real Estate - Residential                                   12           1         176           0          17
Consumer                                                   299         350         333         347         283
-----------------------------------------------------------------------------------------------------------------
Total Recoveries                                       $   345         375         533         359         313
=================================================================================================================
NET CHARGE-OFFS                                        $   991         829         649         977         845
=================================================================================================================
Net Charge-Offs as a % of Average Loans <F1>              0.22%       0.22        0.18        0.29        0.25
=================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                      $ 4,646       4,707       3,016       1,913      2,3466
Restructured                                                 0           0           0           0           0
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                              4,646       4,707       3,016       1,913       2,346
Other Real Estate                                          625         894       1,064       1,072       4,955
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                           $ 5,271       5,601       4,080       2,985       7,301
=================================================================================================================
Past Due Loans 90 Days or More                         $   605         196         330       1,351         328
=================================================================================================================
Nonperforming Loans as a % of Loans                       0.25%       0.31        0.20        0.13        0.17
Nonperforming Assets as a % of
   Loans and Other Real Estate                            0.29        0.36        0.27        0.20        0.54
Nonperforming Assets as a % of Capital <F2>               1.93        2.42        1.83        1.35        3.39
=================================================================================================================

<F1>  Annualized
<F2>  Capital includes allowance for loan losses.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-------------------------------------------------------------------------------------------------------------------------------
                                                  Fourth Quarter 2004          Third Quarter 2004         Second Quarter 2004
                                               -------------------------   -------------------------   ------------------------
                                               Average           Average   Average           Average   Average          Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,179,736  $28,180  6.30%   1,524,401   23,345  6.09    1,491,142   22,961  6.19

Investment Securities
  Taxable Investment Securities                  152,049    1,029  2.71      118,903      729  2.45      134,634      745  2.21
  Tax-Exempt Investment Securities                51,688      696  5.38       51,768      716  5.53       50,191      732  5.83
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      203,737    1,725  3.39      170,671    1,445  3.38      184,825    1,477  3.20

Funds Sold                                        82,638      348  1.65       39,636      147  1.45       45,688      116  1.01
--------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           2,066,111  $30,253  5.83%   1,734,708   24,937  5.72    1,721,655   24,554  5.74
                                                          ==============               ============                ============
Cash and Due From Banks                          101,959                      90,010                      89,921
Allowance For Loan Losses                        (15,813)                    (13,029)                    (13,804)
Other Assets                                     170,613                     129,683                     131,713
--------------------------------------------------------                   ---------                   ---------
Total Assets                                  $2,322,870                   1,941,372                   1,929,485
========================================================                   =========                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  333,839      335  0.40%     280,630      153  0.22      283,297      121  0.17
  Money Market Accounts                          267,710      467  0.69      212,426      245  0.46      215,746      239  0.44
  Savings Accounts                               144,967       72  0.20      130,330       32  0.10      129,684       32  0.10
  Time Deposits                                  553,435    3,228  2.32      429,702    2,004  1.86      433,514    1,993  1.85
--------------------------------------------------------------------------------------------------------------------------------
                                               1,299,951    4,102  1.25    1,053,088    2,434  0.92    1,062,241    2,385  0.90

Short-Term Borrowings                             92,193      402  1.74       96,146      332  1.37      109,723      249  0.91
Subordinate Debentures                            20,507      294  5.71            0        0  0.00            0        0  0.00
Long-Term Debt                                    77,041      836  4.32       59,837      642  4.27       53,752      587  4.39
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,489,692  $ 5,534  1.50%   1,209,071    3,408  1.12    1,225,716    3,221  1.06
                                                          ==============               ============                ============

Noninterest Bearing Deposits                     553,637                     492,136                     476,389
Other Liabilities                                 30,768                      22,892                      17,169
--------------------------------------------------------                   ---------                   ---------
Total Liabilities                              2,074,097                   1,724,099                   1,719,274

SHAREOWNERS' EQUITY:                          $  248,773                     217,273                     210,211
--------------------------------------------------------                   ---------                   ---------
Total Liabilities and Shareowners' Equity     $2,322,870                   1,941,372                   1,929,485
========================================================                   =========                   =========
Interest Rate Spread                                      $24,619  4.33%               21,529  4.60                21,333  4.68
========================================================================               ============                ============
Interest Income and Rate Earned <F2>                      $30,253  5.83                24,937  5.72                24,554  5.74
Interest Expense and Rate Paid <F3>                         5,634  1.08                 3,408  0.78                 3,221  0.75
------------------------------------------------------------------------               ------------                ------------
Net Interest Margin                                       $24,619  4.75%               21,529  4.94                21,333  4.99
========================================================================               ============                ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

                                                                   7


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                   First Quarter 2004         Fourth Quarter 2003
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,357,206  $21,310  6.32%   1,329,673   21,436  6.40

Investment Securities
  Taxable Investment Securities                  121,702      635  2.09      133,029      774  2.31
  Tax-Exempt Investment Securities                54,274      822  6.06       58,006      875  6.03
---------------------------------------------------------------------------------------------------

Total Investment Securities                      175,976    1,457  3.31      191,035    1,649  3.45

Funds Sold                                       101,286      222  0.87      115,561      274  0.93
---------------------------------------------------------------------------------------------------

Total Earning Assets                           1,634,468  $22,989  5.66%   1,636,269   23,359  5.66
                                                          ==============               ============
Cash and Due From Banks                           90,327                      81,272
Allowance For Loan Losses                        (12,725)                    (12,494)
Other Assets                                     118,426                     114,505
--------------------------------------------------------                   ---------
Total Assets                                  $1,830,496                   1,819,552
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  271,878  $   124  0.18%     273,497      130  0.19
  Money Market Accounts                          215,078      239  0.45      215,540      242  0.44
  Savings Accounts                               115,985       28  0.10      111,957       28  0.10
  Time Deposits                                  420,501    2,003  1.92      429,209    2,158  1.99
---------------------------------------------------------------------------------------------------
                                               1,023,442    2,394  0.94    1,030,203    2,558  0.99

Short-Term Borrowings                            104,406      288  1.11      103,606      319  1.22
Subordinate Debentures                                 0        0  0.00            0        0  0.00
Long-Term Debt                                    47,023      497  4.25       42,881      462  4.27
---------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,174,871  $ 3,179  1.09%   1,176,690    3,339  1.13
                                                          ==============               ============

Noninterest Bearing Deposits                     433,718                     420,892
Other Liabilities                                 15,512                      20,031
--------------------------------------------------------                   ---------
Total Liabilities                              1,624,101                   1,617,613

SHAREOWNERS' EQUITY:                          $  206,395                     201,939
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,830,496                   1,819,552
========================================================                   =========
Interest Rate Spread                                      $19,810  4.57                20,020  4.53
========================================================================               ============
Interest Income and Rate Earned <F2>                      $22,989  5.66                23,359  5.66
Interest Expense and Rate Paid <F3>                         3,179  0.78                 3,339  0.81
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $19,810  4.88                20,020  4.85
========================================================================               ============


<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                 Twelve Months Ended         Twelve Months Ended
                                                     Dec. 31, 2004               Dec. 31, 2003
                                               -------------------------   -------------------------
                                               Average            Average   Average           Average
(Dollars in thousands)                         Balance   Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,538,744  $ 95,796  6.23%   1,318,080   87,608  6.65

Investment Securities
  Taxable Investment Securities                  131,842     3,138  2.38      124,541    3,725  2.98
  Tax-Exempt Investment Securities                51,979     2,965  5.70       61,387    3,650  5.95
----------------------------------------------------------------------------------------------------

Total Investment Securities                      183,821     6,103  3.32      185,928    7,375  3.97

Funds Sold                                        67,278       833  1.22      120,672    1,261  1.03
----------------------------------------------------------------------------------------------------

Total Earning Assets                           1,789,843  $102,732  5.74%   1,624,680   96,244  5.92
                                                          ===============               =============
Cash and Due From Banks                           93,070                       79,625
Allowance For Loan Losses                        (13,846)                     (12,544)
Other Assets                                     137,678                      113,134
--------------------------------------------------------                    ---------
Total Assets                                  $2,006,745                    1,804,895
========================================================                    =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  292,492  $    733  0.25%     264,159      676  0.26
  Money Market Accounts                          227,808     1,190  0.52      215,597    1,312  0.61
  Savings Accounts                               130,282       164  0.13      109,837      189  0.17
  Time Deposits                                  459,464     9,228  2.01      433,176    9,390  2.17
----------------------------------------------------------------------------------------------------
                                               1,110,046    11,315  1.02    1,022,769   11,567  1.13

Short-Term Borrowings                            100,582     1,270  1.26      101,274    1,270  1.25
Subordinate Debentures                             5,155       294  5.71            0        0  0.00
Long-Term Debt                                    59,462     2,562  4.31       55,594    2,002  3.60
----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,275,245  $ 15,441  1.21%   1,179,637   14,839  1.26
                                                          ===============               =============

Noninterest Bearing Deposits                     489,155                      409,039
Other Liabilities                                 21,614                       19,631
--------------------------------------------------------                    ---------
Total Liabilities                              1,786,014                    1,608,307

SHAREOWNERS' EQUITY:                          $  220,731                      196,588
--------------------------------------------------------                    ---------
Total Liabilities and Shareowners' Equity     $2,006,745                    1,804,895
========================================================                    =========
Interest Rate Spread                                      $ 87,291  4.53%               81,405  4.66
=========================================================================               =============
Interest Income and Rate Earned <F2>                      $102,732  5.74                96,244  5.92
Interest Expense and Rate Paid <F3>                         15,441  0.86                14,839  0.91
-------------------------------------------------------------------------               -------------
Net Interest Margin                                       $ 87,291  4.88%               81,405  5.01
-------------------------------------------------------------------------               -------------

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

                                                  9